EXHIBIT 99

Term Sheets

BACM 2004-6

Loan Name                                                    Balance           Contribution to the Combined IO
Hampton Inn - Tallahassee                               4,992,829.23                                     1.16%
Trinity Centre III                                     13,238,878.81                                     3.68%
Brainerd Market Center                                  5,588,072.53                                     0.50%
Cupertino Village I, II & III                          38,000,000.00                                     7.19%
Jefferson at Providence Place Ground Lease              8,989,647.75                                     0.70%
Atrium Northwood Office Complex                         5,580,937.76                                     1.64%
One Wall Street                                         3,183,808.56                                     0.27%
Zeman Portfolio - Hollywood Estates                     4,720,000.00                                     0.38%
North Summit Square                                    11,478,463.31                                     2.80%
Simon - Upper Valley Mall                              47,903,549.00                                    10.81%
Rufe Snow Village Shopping Center                       6,600,000.00                                     1.19%
Zeman Portfolio - Forest Hills Village                 18,354,051.54                                     1.18%
Gordon Square                                          15,000,000.00                                     1.19%
Springbrook Plaza                                       3,475,607.34                                     0.46%
Lexington Hills Apartments                             10,720,000.00                                     0.07%
Rolling Meadows Retail                                  5,294,198.85                                     0.69%
Park Center Shopping                                    5,789,394.77                                     1.33%
The Awalt Building                                      6,181,481.22                                     1.10%
Sam's Club - Douglasville                              11,182,787.88                                     0.76%
Wal-Mart Supercenter - Douglasville                    18,518,315.45                                     1.24%
Wal-Mart Supercenter - Austell                         17,840,573.01                                     1.19%
Medical Mutual of Ohio - Beachwood                      6,602,979.27                                     1.07%
Sepulveda Center                                       28,000,000.00                                     3.54%
Shurgard - West Covina                                  3,950,000.00                                     0.22%
Tustin Business Park and Self-Lock Mini Storage        17,980,916.26                                     2.92%
Monument IV at Worldgate                               38,000,000.00                                     2.91%
Rockledge Self Storage                                  1,997,865.91                                     0.31%
Guardian Self Storage                                   2,757,054.95                                     0.43%
Wells Fargo Home Mortgage Office Building              20,300,000.00                                     2.16%
Calabasas Corporate Center                             12,125,125.82                                     1.55%
Northridge Shopping Center                             15,182,727.02                                     1.37%
Coldwater Self Storage                                  5,740,985.60                                     0.68%
Keyport Plaza                                          13,173,063.39                                     1.69%
Baylor Medical Plaza                                    5,618,441.30                                     0.26%
Glen Allen/ Montpelier Self Storage                     2,996,774.59                                     0.45%
Sav-on Santa Fe Springs                                 5,094,257.33                                     0.51%
Sav-on Pasadena                                         5,893,356.52                                     0.59%
Sav-on Riverside                                        4,944,426.23                                     0.49%
Santa Fe Springs Shopping Center                        3,496,001.82                                     0.30%
Hillside Sedona                                         3,000,000.00                                     0.15%
Trinity Centre I                                       21,650,320.98                                     6.02%
Georgia Pacific                                         5,920,000.00                                     0.68%
Veritas DGC Headquarters                               23,910,000.00                                     3.00%
West Oak Self Storage                                   7,500,000.00                                     0.69%
Dana Plaza Shopping Center                              6,400,000.00                                     0.56%
McComber Center                                         3,750,000.00                                     0.30%
Walgreens - Brooklyn Park                               3,988,567.22                                     0.91%
Stonebridge Apartments                                 14,182,150.78                                     0.02%
Colonial Pointe Apartments                             11,186,437.81                                     0.26%
Park Laureate Apartments                               13,300,000.00                                    -0.06%
Barrington at Park Place                               21,500,000.00                                     0.32%
Post Oak Central                                       97,504,000.00                                     4.17%
King's Crossing                                        28,300,000.00                                     0.73%
Howe 'Bout Arden                                       24,800,000.00                                     2.10%
Cypress Lake Shopping Center                            8,500,000.00                                     0.81%
Pacific Center-Gardena                                 12,705,000.00                                     1.42%
Wildwood Apartments                                    12,000,000.00                                     0.12%
The Shoppes at Golden Acres                             7,098,000.00                                    -0.19%
Southwood Village Shopping Center                       4,994,000.00                                    -0.13%
23rd & Madison                                         19,995,000.00                                     2.81%
Legacy at Museum Park                                  18,900,000.00                                     0.67%
Belmont Park Apartments                                 6,000,000.00                                     0.65%
Elk Meadows Apartments                                  2,946,741.19                                     0.21%
Bailey Plaza                                            3,402,413.03                                     0.67%
Warren Dunes MHC                                        2,994,202.08                                     0.55%
Shops at Prairie Crossing                               2,095,941.46                                     0.39%
Sharpstown Plaza                                        1,802,088.68                                     0.15%
Hampton Inn - Alexandria                                9,064,095.16                                     2.70%
West County Professional Building                       7,237,324.95                                     2.00%
Parkland Apartments                                     4,200,000.00                                     0.69%
Martin Self Storage - Market Street                     3,955,682.51                                     0.84%
Lincoln Park Retail Center                              2,245,793.20                                     0.49%
Main Street Apartments                                  2,295,204.59                                     0.26%
Stoway Mini Storage                                     2,695,920.61                                     0.47%
Bank of America Building- Lynnwood                      2,297,621.35                                     0.46%
Gateway Apartments                                      3,200,000.00                                     0.34%
Gateway Shopping Center                                18,000,000.00                                     1.52%
Fidalgo Square                                          2,146,040.54                                     0.50%
Fairfield Suites Jupiter                                4,500,000.00                                     0.52%
Steeplegate Mall                                       67,935,229.07                                     0.27%
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